UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2019 (March 31, 2019)

Kellogg Company

(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square Battle Creek, Michigan		49016-3599
(Address of principal executive offices)		(Zip Code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 31, 2019, Kellogg Company (“Kellogg” or the “Company”) and Ferrero International S.A. (“Ferrero”) entered into a stock and asset purchase agreement (the “Purchase Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Ferrero will acquire from Kellogg selected cookies, fruit and fruit-flavored snacks, pie crusts, and ice cream cones businesses (such businesses, collectively, the “Business” and the acquisition of the Business, the “Acquisition”) for $1.3 billion in cash, on a cash-free, debt-free basis and subject to a working capital adjustment mechanism.

The Purchase Agreement contains representations and warranties and covenants customary for a transaction of this nature. The consummation of the Acquisition is subject to customary closing conditions, including the receipt of certain regulatory approvals, the absence of any law, injunction or other judgment prohibiting the Acquisition, the accuracy of the representations and warranties of each party (subject to materiality qualifiers) and the compliance by each party with its covenants in all material respects. The Acquisition is currently expected to close at the end of July 2019.

The Purchase Agreement contains certain termination rights for Kellogg and Ferrero, including, among other events, (1) if the Acquisition has not been completed on or prior to September 30, 2019, (2) following a breach by the other party that would cause a closing condition not to be satisfied and is not or cannot be cured within 30 days’ notice of that breach or (3) if there is any law, injunction or other judgment prohibiting the Acquisition.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Kellogg or Ferrero. The representations and warranties contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Kellogg’s or Ferrero’s public disclosures.

The Purchase Agreement is filed as Exhibit 2.1 hereto and incorporated by reference herein. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.

Item 8.01. Other Events

On April 1, 2019, Kellogg issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains, or incorporates by reference, “forward-looking statements” with projections concerning, among other things, the Company’s efficiency-and-effectiveness program (Project K), the integration of acquired businesses, the Company’s strategy, Zero-Based Budgeting, and the Company’s sales, earnings, margin, operating profit, costs and expenditures, interest expense, tax rate, capital expenditure, dividends, cash flow, debt reduction, share repurchases, costs, charges, rates of return, brand building, ROIC, working capital, growth, new products, innovation, cost reduction projects, workforce reductions, savings, competitive pressures, and dilution from divestitures. Forward-looking statements include predictions of future results or activities and may contain the words “expects,” “believes,” “should,” “will,” “anticipates,” “projects,” “estimates,” “implies,” “can,” or words or phrases of similar meaning. The Company’s actual results or activities may differ materially from these predictions. The Company’s future results could also be affected by a variety of factors, including the expected benefits and costs of the Acquisition; the expected timing of the completion of the Acquisition; the ability of the Company and Fererro to complete the Acquisition considering the various conditions to the completion of the Acquisition, some of which are outside the parties’ control, including those conditions related to regulatory approvals; the ability to implement Project K and zero-based budgeting as planned, whether the expected amount of costs associated with Project K will differ from forecasts, whether the Company will be able to realize the anticipated benefits from Project K and Zero-Based Budgeting in the amounts and times expected, the ability to realize the anticipated benefits and synergies from business acquisitions in the amounts and at the times expected, the impact of competitive conditions; the effectiveness of pricing, advertising, and promotional programs; the success of innovation, renovation and new product introductions; the recoverability of the carrying value of goodwill and other intangibles; the success of productivity improvements and business transitions; commodity and energy prices; transportation costs; labor costs; disruptions or inefficiencies in supply chain; the availability of and interest rates on short-term and long-term financing; actual market performance of benefit plan trust investments; the levels of spending on systems initiatives, properties, business opportunities, integration of acquired businesses, and other general and administrative costs; changes in consumer behavior and preferences; the effect of U.S. and foreign economic conditions on items such as interest rates, statutory tax rates, currency conversion and availability; legal and regulatory factors including changes in food safety, advertising and labeling laws and regulations; the ultimate impact of product recalls; business disruption or other losses from war, terrorist acts or political unrest; and other items.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Forward-looking statements speak only as of the date they were made, and the Company undertakes no obligation to update them publicly.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Stock and Asset Purchase Agreement by and between Kellogg Company and Ferrero International S.A., dated as of March 31, 2019.*

99.1	Press Release of Kellogg Company, dated as of April 1, 2019.

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kellogg Company

Date: April 1, 2019	By:	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman